Exhibit 10.23

OYSTER POINT MARINA PLAZA

Thirteenth Amendment to Office lease

THIS THIRTEENTH AMENDMENT TO OFFICE LEASE (the “Thirteenth Amendment”) is made and entered into as of March 21, 2016, by and between KASHIWA FUDOSAN AMERICA, INC., a California corporation (“Landlord”) and TITAN PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals

A.       Landlord and Tenant have heretofore entered into that certain lease dated February 14, 1996 (the “Lease”) for premises originally described as Suite 505 (the “Premises”), initially containing approximately 3,866 rentable square feet of space in the building located at 400 Oyster Point Boulevard, South San Francisco, California (the “Building”), which forms part of the office building complex commonly known as Oyster Point Marina Plaza (the “Complex”).

B.       The Lease has heretofore been amended by the following instruments (collectively the “Addenda”): (i) First Amendment to Lease dated as of March 25, 1997; (ii) Second Amendment to Lease dated as of May 22, 1998; (iii) Third Amendment to Lease dated as of November 11, 2000; (iv) Fourth Amendment to Lease dated as of April 9, 2001; (v) Fifth Amendment to Lease dated as of December 5, 2001; (vi) Sixth Amendment to Lease dated as of August 1, 2002; (vii) Seventh Amendment to Lease dated as of October 1, 2004; (viii) Eighth Amendment to Lease dated as of May 22, 2007; (ix) Ninth Amendment to Lease dated as of February 11, 2009; (x) Tenth Amendment to Lease dated as of June 15, 2010; (xi) Eleventh Amendment to Lease dated as of January 14, 2013; and (xii) Twelfth Amendment to Lease dated as of June 16, 2013.

C.       The parties mutually desire to amend the terms of the Lease to extend the Term and to effect certain related changes, all on and subject to the terms and conditions hereof.

Agreement

Now, therefore, in consideration of the mutual terms and conditions herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1     Summary Table. The Table set forth in ¶ 3 of Twelfth Amendment is hereby superseded and replaced in its entirety by the following table, which shall constitute the Table under § 1.2 of the Lease as heretofore amended for all purposes from and after the Effective Date of this Thirteenth Amendment:

Periods	Suite No.	RSF	USF	Monthly Base Rent	Tenant’s Share Bldg	Tenant’s Share Complex	Base Year
July 1, 2016, through June 30, 2017	505	9,255	8,048	$22,582.20	3.993%	1.992%	2016
July 1, 2017, through June 30, 2018	505	9,255	8,048	$23,485.49	3.993%	1.992%	2016
July 1, 2018, through June 30, 2019	505	9,255	8,048	$24,424.91	3.993%	1.992%	2016
July 1, 2019, through June 30, 2020	505	9,255	8,048	$25,401.91	3.993%	1.992%	2016
July 1, 2020, through June 30, 2021	505	9,255	8,048	$25,909.95	3.993%	1.992%	2016

Oyster Point Marina Plaza Thirteenth Amendment to Office Lease

Kashiwa Fudosan America, Inc.:: Titan Pharmaceuticals, Inc.

titan pharmaceuticals 13a2-032416.doc (3/24/2016)	page 1 of 5	[Suite 505, 9,255 rsf]

In the event of any conflict between the terms contained in the Table and the terms contained in subsequent paragraphs of this Thirteenth Amendment, the terms of the Table shall control, except as may be expressly varied in any subsequent paragraph of this Thirteenth Amendment.

2     Effect of Amendment. Landlord and Tenant agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth herein will be deemed to be part of the Lease and shall supersede, to the extent they differ, any contrary provisions in the Lease as heretofore amended. Terms defined in the Lease shall have the same meanings in this Thirteenth Amendment, unless a different definition is set forth in this Thirteenth Amendment. The term Lease as used herein shall be deemed to include the Addenda, each of which may also be referred to separately herein. A true and complete copy of the Lease as heretofore amended is attached hereto as Exhibit A and incorporated herein by reference.

3     Effective Date. The amendments and changes specified in this Thirteenth Amendment shall become effective on July 1, 2016 (the “Effective Date”). Notwithstanding the foregoing, this Thirteenth Amendment shall constitute the fully-binding agreement and contract of the parties from and after the date of the parties’ execution and delivery of this Thirteenth Amendment to each other.

4     Premises. The parties acknowledge and agree that the Premises comprise approximately 9,255 rentable square feet of rentable space in the Building, as depicted on the Space Plan attached as Exhibit B to the Tenth Amendment.

5     Extension Term Base Year. As specified in the Table above, the Base Year for the purposes calculating Tenant’s Share of Increased Operating Expenses and Increased Taxes under Article 4 of the Lease as heretofore amended shall be calendar year 2016 from and after the Effective Date.

6     Modification of Base Rent. The Base Rent for the Premises specified in § 1.5 of the Lease, as heretofore modified in the Addenda, shall be the amounts specified as Monthly Base Rent in the Table above for the various periods and spaces set forth in the Table from and after the Effective Date.

7     Condition of Premises. Except as otherwise expressly provided in this ¶7 with respect to Landlord’s preparation of the Premises for Tenant’s continued occupancy, Tenant shall accept the Premises, any existing Improvements in the Premises, and the Systems and Equipment serving the same in an “as is” condition on the Effective Date, and Landlord shall have no obligation to improve, alter, remodel, or otherwise modify the Premises in connection with Tenant’s continued occupancy of the Premises from and after the Effective Date. The target date for substantial completion of Landlord’s Work (as defined below) is July 1, 2016 (the “Target Date”).

7.1  Landlord’s Preparation. Landlord shall use reasonable diligence in completing and preparing the Premises for Tenant’s continued occupancy as provided hereinbelow on or before the Effective Date. The facilities, materials, and work to be furnished, installed, and performed in the Premises by Landlord are referred to as the “Work.” Any other installations, materials, and work which may be undertaken by or for the account of Tenant to prepare, equip, decorate, and furnish the Premises for Tenant’s continued occupancy are referred to as the “Tenant’s Work,” which shall include the connection and/or rewiring of Tenant’s telephone and data lines. The parties agree that Landlord’s Work, to be completed at Landlord’s sole cost and expense, shall consist of the following items only, which shall include Title 24 costs if any and moving services necessary for construction of the Work, as shown on the space plan dated March 23, 2016, which is attached hereto as Exhibit B and incorporated herein by reference (the “Space Plan”):

(i)	construction of two (2) 10’ x 15’ private offices;
(ii)	installation of flatwire electrical in the main conference room;
(iii)	refinishing of the front door to the Premises;
(iii)	installation of new Building-standard carpet throughout the Premises;

Oyster Point Marina Plaza Thirteenth Amendment to Office Lease

Kashiwa Fudosan America, Inc.:: Titan Pharmaceuticals, Inc.

titan pharmaceuticals 13a2-032416.doc (3/24/2016)	page 2 of 5	[Suite 505, 9,255 rsf]

(iv)	application of Building-standard new paint throughout the Premises; and
(v)	delivery of the Premises with all Systems and Equipment serving the same in good working order and condition.

7.1.1 Interference with Tenant’s Business. The parties acknowledge that Tenant shall be in possession of the Premises and shall conduct its business in the Premises during the Work required under this Thirteenth Amendment. Landlord shall have no liability to Tenant, nor shall Tenant’s obligations under the Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption, or injury to business arising from Landlord’s performance of the Work or from Landlord’s making any repairs or changes which Landlord is required or permitted to perform by this Thirteenth Amendment or by any other tenant’s lease or required by law to make in or to any portion of the Complex, Property, Building, or the Premises. Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant’s business in the Premises. Landlord agrees to use reasonable efforts to avoid interference with Tenant’s use and occupancy of the Premises during the performance of the Work and agrees to cause the application of paint and any work generating unreasonable noise outside of normal business hours. The parties agree that Landlord shall not be liable for any damages which Tenant may incur during the performance of the Work, except to the extent that Tenant’s actual damages are the result of Landlord’s negligence or wilfull misconduct. In no circumstances shall Landlord be liable to Tenant for business interruption, lost profits, or compensatory or consequential damages of any kind by virtue of Landlord’s Work. Tenant specifically agrees that any interference with Tenant’s use or occupancy of the Premises caused by the performance of the Work shall not constitute a constructive eviction.

7.2  Notice of Defects. It shall be conclusively presumed upon Tenant’s taking actual possession of the Premises that the same were in satisfactory condition (except for latent defects) as of the date of such taking of possession, unless within thirty (30) days after the Effective Date Tenant shall give Landlord notice in writing specifying the respects in which the Premises were not in satisfactory condition. Landlord agrees to correct any such defect within thirty (30) days from the date of Tenant’s written notice.

8     Security Deposit. Tenant’s Security Deposit specified in § 5.1 of the Lease as heretofore amended shall remain unchanged in consequence of the parties’ execution and delivery of this Thirteenth Amendment to each other.

9     Notices. Landlord’s address for notices under the Lease as heretofore amended is hereby amended as follows:

if to Landlord:

KASHIWA FUDOSAN AMERICA, INC.

c/o Cushman & Wakefield of California, Inc.

Attn: Property Manager

400 Oyster Point Boulevard, Suite 117

South San Francisco, CA 94080

copy to:

Metro Properties, LLC, Agent

Attn: Oyster Point Asset Manager

3029 Wilshire Boulevard, Suite 210

Santa Monica, CA 90403

Oyster Point Marina Plaza Thirteenth Amendment to Office Lease

Kashiwa Fudosan America, Inc.:: Titan Pharmaceuticals, Inc.

titan pharmaceuticals 13a2-032416.doc (3/24/2016)	page 3 of 5	[Suite 505, 9,255 rsf]

10   Access Inspection Disclosure. Pursuant to California Civil Code § 1938, Landlord hereby notifies Tenant that, as of the date of this Thirteenth Amendment, the Premises have not undergone inspection by a “Certified Access Specialist” to determine whether the Premises meet all applicable construction-related accessibility standards under California Civil Code § 55.53, and the Premises have not been determined to meet all applicable construction-related accessibility standards pursuant to Civil Code § 55.53.

11   No Disclosure. Tenant agrees that it shall not disclose any of the matters set forth in this Thirteenth Amendment or disseminate or distribute any information concerning the terms, details, or conditions hereof to any person, firm, or entity without obtaining the express written approval of Landlord.

12   Defined Terms. Terms used herein that are defined in the Lease shall have the meanings therein defined, unless a different definition is set forth in this Thirteenth Amendment. In the event of any conflict between the provisions of the Lease, and this Thirteenth Amendment, the terms of this Thirteenth Amendment shall prevail.

13   Survival. Warranties, representations, agreements, and obligations contained in this Thirteenth Amendment shall survive the execution and delivery of this Thirteenth Amendment and shall survive any and all performances in accordance with this Thirteenth Amendment.

14   Counterparts. This Thirteenth Amendment may be executed in any number of counterparts, which each severally and all together shall constitute one and the same Thirteenth Amendment.

15   Attorneys’ Fees. If any party obtains a judgement against any other party or parties by reason of breach of this Thirteenth Amendment, reasonable attorneys’ fees and costs as fixed by the court shall be included in such judgement against the losing party or parties.

16   Successors. This Thirteenth Amendment and the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, successors, and assigns of the parties.

17   Authority. Each of the individuals executing this Thirteenth Amendment represents and warrants that he or she is authorized to execute this Thirteenth Amendment on behalf of the party for whom he or she is executing this Thirteenth Amendment and that by his or her signature such party is legally bound by the terms, covenants, and conditions of this Thirteenth Amendment.

18   Governing Law. This Thirteenth Amendment shall be construed and enforced in accordance with the laws of the State of California.

19   Continuing Validity of Lease. Except as expressly modified herein, the Lease remains in full force and effect.

20   Conflicts. In the event of any conflict between the provisions of this Thirteenth Amendment and those of the Lease or of the Addenda, the terms and conditions of this Thirteenth Amendment shall control.

21   Landlord’s Representative. Tenant acknowledges and agrees that, in executing this Thirteenth Amendment, TAK Development, Inc., a California corporation, is acting solely in its capacity as Landlord’s authorized attorney-in-fact. TAK Development, Inc. is not acquiring or assuming any legal liability or obligation to any other party executing this Thirteenth Amendment, and any claim or demand of any such other party arising under or with respect to this Thirteenth Amendment shall be made and enforced solely against Landlord.

22   Exhibit. The following exhibit, which is incorporated herein by reference, has been attached to this Thirteenth Amendment by the parties prior to their execution and deliver of the same to each other:

Exhibit A – The Lease

Exhibit B – Space Plan

Oyster Point Marina Plaza Thirteenth Amendment to Office Lease

Kashiwa Fudosan America, Inc.:: Titan Pharmaceuticals, Inc.

titan pharmaceuticals 13a2-032416.doc (3/24/2016)	page 4 of 5	[Suite 505, 9,255 rsf]

23   Whole Agreement. The mutual obligations of the parties as provided herein are the sole consideration for this Thirteenth Amendment, and no representations, promises, or inducements have been made by the parties other than as appear in this Thirteenth Amendment, which supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Thirteenth Amendment. This Thirteenth Amendment may not be amended except in writing signed by all the parties.

In Witness whereof, the parties have executed this Thirteenth Amendment as of the date first above written.

Landlord:	Tenant:

KASHIWA FUDOSAN AMERICA, INC., a	TITAN PHARMACEUTICALS, INC., a
California corporation	Delaware corporation

By:	TAK Development, Inc., a California corporation		By:	/s/ Sunil Bhonsle
Its:	Attorney-in-Fact			Sunil Bhonsle
[name typed]

	By:	/s/ Yujin Yamaai
		Yujin Yamaai, Vice President	Its:	CEO & PRESIDENT

Robert L. Delsman
Approved as to Legal Form & Sufficiency
Berkeley, California
2016.04.06 12:17:21 -07’00’

Oyster Point Marina Plaza Thirteenth Amendment to Office Lease

Kashiwa Fudosan America, Inc.:: Titan Pharmaceuticals, Inc.

titan pharmaceuticals 13a2-032416.doc (3/24/2016)	page 5 of 5	[Suite 505, 9,255 rsf]

Exhibit B

EXISTING CONSTRUCTION TO REMAIN

TYPE A:
NEW BLDG. STD. INTERIOR PARTITION TO THE UNDERSIDE OF CEILING, 3-5/8" METAL STUDS WITH 5/8" GYP. BD. EACH SIDE

(N) NEW WINDOW IN BLACK ANODIZED FRAME TO MATCH EXISTING

(N) NEW DOOR TO MATCH EXISTING. DOORS WITHOUT SYMBOLS ARE EXISTING TO REMAIN.

FLOOR MOUNTED POWER & DATA RECEPTACLE POWERED BY CONNECTRAC

NOTES:

1. PROVIDE NEW CARPET, BASE & PAINT THROUGHOUT SUITE
2. NEW DOORS & SIDELIGHTS TO MATCH EXISTING
3. PROVIDE NEW CONNECTRAC TO POWER CONFERENCE ROOM TABLE
4. EXISTING CEILING SYSTEM & LIGHTING TO REMAIN

SOUTH EAST

aai
architecture + interior design
SAN JOSE . PLEASANTON
www.aaidesign.com

TITAN

SPACE PLAN (2)
400 OYSTER POINT BLVD, STE 505
9,255 RSF
4871.00
N.T.S.
03.17.15